CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Voice & Wireless Corporation (the “Company”) on Form 10-KSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Haggerty, Chief Executive Officer and Keith Witter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except as stated in Section 5 of our Certification under Section 302 of the Sarbanes-Oxley Act of 2002; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Haggerty, Chairman & CEO

/s/ Keith Witter, Director & CFO